SUPPLEMENT TO

CALVERT SUSTAINABLE AND RESPONSIBLE FUNDS
PROSPECTUS
Calvert Social Investment Fund (“CSIF”) Balanced Portfolio
CSIF Equity Portfolio
CSIF Bond Portfolio
CSIF Money Market Portfolio
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund

Prospectus (Class A, Class B, Class C and Class Y) dated January 31, 2009

Date of Supplement: June 16, 2009

The following supplements the section “Service Fees and Arrangements With Broker/Dealers” on page 129:

Effective July 1, 2009, CDI pays broker/dealers an ongoing service fee of 0.01% of average daily net assets of Class O shares of CSIF Money Market Portfolio maintained by such broker/dealers.

The following supplements the section “How to Open an Account (Class A, B, C and O Shares) – Minimum to Open an Account” on page 131:

Effective February 1, 2010, the minimum to open an account is $2,000 for each of CSIF Balanced, CSIF Equity, CSIF Bond, CSIF Money Market, Calvert Small Cap Value and Calvert Mid Cap Value.

The following supplements the section “Minimum Account Balance/Low Balance Fee” on page 139:

Effective February 1, 2010, the minimum account balance for CSIF Money Market Portfolio is $2,000.